EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS UPDATES STOCKHOLDERS
THAT ‘ACTIVIST’ BLACKWELLS CAPITAL’S ATTEMPTED WITHHOLD
PROXY CAMPAIGN AT ASHFORD TRUST HAS FAILED

DALLAS, May 14, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced that, based on estimated preliminary results, Blackwells Capital LLC’s (“Blackwells”) withhold proxy campaign at Ashford Hospitality Trust, Inc. (“Ashford Trust”) proved to be a failure, as only 7% of Ashford Trust’s outstanding shares voted on the Blackwells proxy card. Ashford Trust announced earlier today that seven of its nine nominees received a majority of the votes cast and the remaining two nominees were re-appointed by the Board after the meeting in accordance with Ashford Trust’s corporate governance guidelines.
The Company reminds shareholders to disregard any proxy materials received from Blackwells Capital LLC in connection with Braemar’s 2024 Annual Meeting of Stockholders scheduled to be held on Tuesday, July 30, 2024 (the “2024 Annual Meeting”), as the Company has determined their nominations have not met the minimum Company requirements and will not be considered.
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Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,”

“anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to complete the shareholder value creation plan on a timely basis, if at all; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
Additional Information and Where to Find it
The Company has filed a revised Preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on April 25, 2024 (the “Preliminary Proxy Statement”) and intends to file a definitive proxy statement and other relevant materials with respect to the Company’s solicitation of proxies for the annual meeting of stockholders expected to be held on July 30, 2024 (the “Annual Meeting”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. The Preliminary Proxy Statement (and the definitive proxy statement and other relevant materials when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, http://www.bhrreit.com, under the “Investor” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.
Participants
The Company and its directors and executive officers will be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Preliminary Proxy Statement. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the matters to be voted upon at the Annual Meeting by reading the Preliminary Proxy Statement. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

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